UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐       Preliminary Proxy Statement

☐      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐       Definitive Proxy Statement

☒      Definitive Additional Materials

☐       Soliciting Material Pursuant to §240.14a-12

BRIGHTVIEW HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒      No fee required.

☐       Fee paid previously with preliminary materials.

☐       Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Signature of Stockholder Date: Signature of Stockholder Date: Note:Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give fulltitle as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right andindicate your new address in the address space above. Please note thatchanges to the registered name(s) on the account may not be submitted viathis method. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEESAND “FOR” PROPOSAL 2 AND PROPOSAL 3.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 20830300000000000000 8030723 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL :The Notice of Meeting, proxy statement and proxy cardare available at - http://www.astproxyportal.com/ast/22221 ANNUAL MEETING OF STOCKHOLDERS OFBRIGHTVIEW HOLDINGS, INC. Tuesday, March 7, 2023 at 11:00 AM Eastern Time1.Election of Directors: O James R. AbrahamsonO Jane Okun BombaO William CornogO Frank LopezO Andrew V. MastermanO Paul E. RaetherO Richard W. RoedelO Mara Swan FOR ALL NOMINEESWITHHOLDAUTHORITY FOR ALL NOMINEESFOR ALL EXCEPT(See instructions below)NOMINEES: 2. To ratify the appointment of Deloitte & Touche LLP as BrightViewHoldings, Inc.’s independent registered public accounting firm forFiscal 2023.3. To approve the amendment to the BrightView Holdings, Inc. ThirdAmended and Restated Certificate of Incorporation.NOTE:To transact such other business as may properly come before the meeting or anyadjournments or postponements of the Annual Meeting FORAGAINSTABSTAIN INTERNET - Access “www.voteproxy.com” and follow the on-screeninstructions or scan the QR code with your smartphone. Have yourproxy card available when you access the web page.TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) inthe United States or 1-718-921-8500from foreign countries fromany touch-tone telephone and follow the instructions. Have yourproxy card available when you call.Vote online/phone until 11:59 PM EST the day before the meeting.MAIL - Sign, date and mail your proxy card in the envelopeprovided as soon as possible.IN PERSON - You may vote your shares in person by attendingthe Annual Meeting online.GO GREEN - e-Consent makes it easy to go paperless. Withe-Consent, you can quickly access your proxy material, statementsand other eligible documents online, while reducing costs, clutterand paper waste. Enroll today via www.astfinancial.com to enjoyonline access.

1.Election of Directors: James R. Abrahamson Jane Okun Bomba William Cornog Frank Lopez Andrew V. Masterman Paul E. Raether Richard W. Roedel Mara Swan 2. To ratify the appointment of Deloitte & Touche LLP as BrightView Holdings, Inc.’s inde-pendent registered public accounting firm for Fiscal 2023.3. To approve the amendment to the BrightView Holdings, Inc. Third Amended andRestated Certificate of Incorporation.NOTE:To transact such other business as may properly come before the meeting or anyadjournments or postponements of the Annual MeetingTHE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OFTHE DIRECTOR NOMINEES AND “FOR” PROPOSAL 2 AND PROPOSAL 3.NOMINEES: This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. Weencourage you to access and review all of the important information contained in the proxy materials before voting.If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requestingacopy. To facilitate timely delivery please make the request as instructed below before 02/21/23.You will be able to request a list of stockholders of record during the Annual Meeting.Please visit http://www.astproxyportal.com/ast/22221, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-KTO REQUEST MATERIAL: TELEPHONE:888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE:https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterialsTO VOTE:ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screeninstructions or scan the QR code with your smartphone. You may enter your voting instructions atwww.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting online.TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtainthe toll free number to call.MAIL: You may request a card by following the instructions above. COMPANY NUMBER ACCOUNT NUMBERCONTROL NUMBER JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 Please note that you cannot use this notice to vote by mail. Important Notice of Availability of Proxy Materials for the Stockholder Meeting ofBRIGHTVIEW HOLDINGS, INC.To Be Held On:Tuesday, March 7, 2023 at 11:00 AM Eastern Timeat https://web.lumiagm.com/298109712, password: brightview2023